POWER OF ATTORNEY


      WITNESSETH, that each of the undersigned Directors of FIRST CITIZENS
BANCORPORATION OF SOUTH CAROLINA, INC. ("Bancorp"), a South Carolina
corporation, by his or her execution hereof, hereby constitutes and appoints
E. HITE MILLER, SR., JIM B. APPLE, and JAY C. CASE, and each of them, as his or her true and lawful attorneys-in-fact and agents, for him or her, and in his or her name, place and stead, to execute and sign the Registration Statement on
Form S-4 to be filed by Bancorp and FCB/SC Capital Trust I (the "Issuer Trust")
with the Securities and Exchange Commission (the "Commission") pursuant to the
Securities Act of 1933, as amended, with respect to the Issuer Trust's New
Capital Securities, Bancorp's New Junior Subordinated Debentures, and Bancorp's
New Guarantee of the New Capital Securities, and, further, to execute and sign any and all pre-effective and post-effective amendments to such Registration
Statement, and file all of the same, together with all exhibits and schedules thereto and all other documents in connection therewith, with the Commission and with such state securities authorities as may be appropriate, granting unto said attorneys-in-fact, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully and to all intents and purposes as the undersigned might or could do in person, and hereby ratifying and confirming all the acts of said attorneys-in-fact and agents, or any of them, which they may lawfully do in the premises or cause to be done by virtue hereof.
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SIGNATURE                                            TITLE                                     DATE

/s/ Jim B. Apple                                  Director,                              June 17,  1998
-----------------                                 President,
    Jim B. Apple                                  and Chief Executive Officer


/s/ Richard W. Blackmon                            Director                              June 17,  1998
-----------------------
    Richard W. Blackmon


/s/ George H. Broadrick                            Director                              June 17,  1998
------------------------
    George H. Broadrick


/s/ Thomas E. Brogdon                              Director                              June 17,  1998
-------------------------
    Thomas E. Brogdon


/s/ Laurens W. Floyd                               Director                              June 17,  1998
-------------------------
    Laurens W. Floyd


/s/ William E. Hancock, III                        Director                              June 17,  1998
----------------------------
    William E. Hancock, III


/s/ Robert B. Haynes                               Director                              June 17,  1998
-----------------------------
    Robert B. Haynes

SIGNATURE                                            TITLE                                     DATE



/s/ Wycliffe E. Haynes                             Director                              June 17,  1998
--------------------------------
    Wycliffe E. Haynes


/s/ Lewis M. Henderson                             Director                              June 17,  1998
--------------------------------
    Lewis M. Henderson


/s/ Carmen P. Holding                              Director                              June 17,  1998
-------------------------------
    Carmen P. Holding


/s/ Frank B. Holding                               Vice Chairman                         June 17,  1998
-------------------------------                     of the Board
    Frank B. Holding


/s/ Dan H. Jordan                                   Director                             June 17,  1998
------------------------------
    Dan H. Jordan


/s/ E. Hite Miller, Sr.                             Chairman of the Board                June 17,  1998
-------------------------------
    E. Hite Miller, Sr.


/s/ N. Welch Morrisette, Jr.                        Director                             June 17,  1998
-------------------------------
    N. Welch Morrisette, Jr.


/s/ E. Perry Palmer                                 Director                             June 17,  1998
-------------------------------
    E. Perry Palmer

/s/ William E. Sellars                              Director                             June 17,  1998
------------------------------
    William E. Sellars

/s/ Henry F. Sherrill                               Director                             June 17,  1998
------------------------------
    Henry F. Sherrill

/s/ Jack A. Stanley                                 Director                             June 17,  1998
----------------------------
    Jack A. Stanley

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